INDEPENDENT AUDITORS' CONSENT



We consent to the  incorporation  by reference  in  Registration  Statement  No.
333-3520 of Wells Financial Corp. on Form S-8 (filed with the Securities and Exchange Commission on April 12, 1996) of our report, dated February 8, 1999, included in this Annual Report on Form 10-KSB of Wells Financial Corp. for the year ended December 31, 1998.

                                                 /s/ MCGLADREY & PULLEN, LLP
                                                 -------------------------------

Rochester, Minnesota
March 23, 1999